UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2009

VICAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10390 Pacific Center Court

San Diego, CA 92121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 646-1100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 21, 2009, Vical Incorporated entered into a placement agency agreement with Rodman & Renshaw, LLP (the “Placement Agent”) relating to the issuance and sale of (a) 6,666,667 shares of Vical’s common stock and (b) warrants to purchase a total of 3,333,333 shares of Vical’s common stock with an exercise price of $2.25 per share. The shares of common stock and the warrants will be sold in units consisting of one share of common stock and a warrant to purchase approximately one-half of a share of common stock, at a purchase price of $2.3125 per unit. The warrants may be exercised any time on or after the six month anniversary of the closing date of the offering and for a 90 day period thereafter. Under the terms of the transaction, Vical will sell the common stock and warrants to two institutional investors for gross proceeds of approximately $15.4 million. Pursuant to the terms of the placement agency agreement, Vical has agreed to pay the Placement Agent an aggregate fee equal to 5% of the gross proceeds from the unit offering and an additional 5% of the aggregate exercise price Vical receives from the exercise of the warrants, if and when the warrants are exercised. The sale of the common stock and warrants is being made pursuant to a securities purchase agreement between Vical and the two institutional investors. The closing of the offering is expected to take place on May 27, 2009, subject to the satisfaction of customary closing conditions. A copy of the placement agency agreement, form of warrant and form of securities purchase agreement are attached as Exhibits 1.1, 4.1 and 99.1 hereto, respectively, and are incorporated herein by reference.

The common stock and warrants will be issued pursuant to a prospectus supplement which will be filed with the Securities and Exchange Commission, in connection with a shelf takedown from Vical’s registration statement on Form S-3 (File No. 333-159103) which became effective on May 20, 2009. A copy of the opinion of Cooley Godward Kronish LLP relating to the legality of the issuance and sale of the securities in the offering is attached as Exhibit 5.1 hereto.

On May 22, 2008, Vical issued a press release announcing the offering. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

The foregoing descriptions of the placement agency agreement, form of warrant and form of securities purchase agreement do not purport to be complete and are qualified in their entirety by reference to the exhibits hereto which are incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Placement Agency Agreement dated May 21, 2009, by and between Vical Incorporated and Rodman & Renshaw, LLP

4.1	Form of Warrant

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Cooley Godward Kronish LLP (included in Exhibit 5.1)

99.1	Form of Securities Purchase Agreement

99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICAL INCORPORATED

Dated: May 22, 2009	By:	/s/ Jill M. Broadfoot
Jill M. Broadfoot
Senior Vice President, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Placement Agency Agreement dated May 21, 2009, by and between Vical Incorporated and Rodman & Renshaw, LLP

4.1	Form of Warrant

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Cooley Godward Kronish LLP (included in Exhibit 5.1)

99.1	Form of Securities Purchase Agreement

99.2	Press Release